UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 1, 2011
CALL NOW, INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-27160	65-0337175
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
1 Retama Parkway
Selma, Texas 78154
(Address of principal executive offices) (Zip Code)
(210) 651-7145
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
     The voting results on the matters considered by stockholders at the Annual Meeting were as follows:
1. To elect four members to the Company’s Board of Directors:

Dirctor Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Bryan P. Brown	1,702,715	0	0	140,081
Christopher J. Hall	1,702,715	0	0	140,081
Thomas R. Johnson	1,702,715	0	0	140,081
William P. McNeer III	1,702,715	0	0	140,081
2. To approve the appointment of Akin, Doherty, Klein & Feuge, P.C. as independent auditor:

Votes For	Votes Against	Withheld	Broker Non-Votes
1,842,796	0	0	0

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALL NOW INC.
Date: June 3, 2011	By:	/s/ Thomas R. Johnson
Thomas R. Johnson, President